Innovator Premium Income 20 Barrier ETF - July
Schedule of Investments
July 31, 2024 (Unaudited)

PURCHASED OPTIONS - 18.9%	Notional Amount	Contracts	Value
Put Options - 18.9%			$–
S&P 500 Index, Expiration: 06/30/2025; Exercise Price: $4,313.96 (a)(b)(e)	427,978,250	775	$3,994,280
TOTAL PURCHASED OPTIONS (Cost $4,188,563)			3,994,280

SHORT-TERM INVESTMENTS - 102.2%
U.S. Treasury Bills - 102.2%		Par
5.26%, 10/03/2024 (c)		335,400	332,363
5.24%, 12/26/2024 (c)		336,000	329,280
5.13%, 03/20/2025 (c)		336,700	326,612
5.09%, 06/12/2025 (c)(f)		21,557,300	20,691,976
TOTAL SHORT-TERM INVESTMENTS (Cost $21,628,498)			21,680,231

TOTAL INVESTMENTS - 121.1% (Cost $25,817,061)			25,674,511
Money Market Deposit Account - 0.1% (d)			14,192
Liabilities in Excess of Other Assets - (21.2)%			(4,486,121)
TOTAL NET ASSETS - 100.0%			$21,202,582

Percentages are stated as a percent of net assets.

(a) Exchange-traded.
(b) 100 shares per contract.
(c) The rate shown is the effective yield as of July 31, 2024.
(d) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2024 was 5.24%.
(e) Purchased option contracts are held in connection with corresponding option contracts written short.
(f) All or portion of the security is pledged as collateral in connection with options written short.

Innovator Premium Income 20 Barrier ETF - July
Schedule of Written Options
July 31, 2024 (Unaudited)

WRITTEN OPTIONS - (21.1)%	Notional Amount	Contracts	Value
Put Options - (21.1)% (a)(b)
S&P 500 Index, Expiration: 06/30/2025; Exercise Price: $4,368.57	$(446,754,070)	(809)	$(4,444,371)
S&P 500 Mini Index, Expiration: 06/30/2025; Exercise Price: $436.86	(2,705,927)	(49)	(27,113)
Total Put Options			(4,471,484)
TOTAL WRITTEN OPTIONS (Premiums received $4,667,344)			$(4,471,484)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Innovator Premium Income 20 Barrier ETF - July has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$3,994,280	$–	$3,994,280
U.S. Treasury Bills	–	21,680,231	–	21,680,231
Total Investments	$–	$25,674,511	$–	$25,674,511

Liabilities:
Investments:
Written Options	–	(4,471,484)	–	(4,471,484)
Total Investments	$–	$(4,471,484)	$–	$(4,471,484)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of July 31, 2024
(% of Net Assets)

Purchased Options	$3,994,280	18.9%
Written Options	(4,471,484)	(21.1)
U.S. Treasury Bills	21,680,231	102.2
Money Market Deposit Account	14,192	0.1
Liabilities in Excess of Other Assets	(14,637)	(0.1)
	21,202,582	100.0%